================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 20, 2004

                       TRANSPRO, INC. 401(k) SAVINGS PLAN
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-13894                 34-1807383
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

Item 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 20, 2004 Audit Committee of the Board of Directors (the "Audit
Committee") of Transpro, Inc. (the "Registrant") dismissed
PricewaterhouseCoopers LLP as the Transpro, Inc. 401(k) Savings Plan's (the
"Plan") Independent Registered Public Accounting Firm. The Audit Committee has
commenced, but has not completed, the process of retaining a new independent registered public accounting firm.

PricewaterhouseCoopers LLP's reports on the Plan's financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Plan's two fiscal years ended December 31, 2002 and 2003 and the interim period from January 1, 2004 through August 20, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference thereto in its reports on the financial statements for such years.

During the Plan's two fiscal years ended December 31, 2002 and 2003 and the interim period from January 1, 2004 through August 20, 2004, there were no reportable events (as defined by Regulation S-K Item 304 (a)(1)(v)).

The Plan has provided PricewaterhouseCoopers LLP with a copy of the above statements and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current
Report on Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is furnished as part of this report:

16.1  Letter from PricewaterhouseCoopers LLP to the United States Securities and
      Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRANSPRO, INC. 401(k) SAVINGS PLAN

Date:  August 26, 2004                 By: /s/ Charles E. Johnson
                                           ------------------------------------
                                           Charles E. Johnson
                                           Member, Employee Benefits Committee